SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[ ]      Preliminary Proxy Statement               [ ]  Confidential, for Use of
                                                        the Commission Only  (as
                                                        permitted by Rule
                                                        14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          The Great Train Store Company
                (Name of Registrant as Specified in Its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         1)  Title to each class of securities to which transaction applies:

         2)  Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)    Proposed maximum aggregate value of transaction:

         5)    Total fee paid:


[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)    Amount Previously Paid:

         2)    Form, Schedule or Registration Statement No.:

         3)    Filing Party:

         4)    Date Filed:

                          THE GREAT TRAIN STORE COMPANY
                         14180 DALLAS PARKWAY, SUITE 618
                               DALLAS, TEXAS 75240

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

To the Stockholders of                                           May 30, 1997
   The Great Train Store Company:                                Dallas, Texas

The Annual Meeting of the Stockholders of The Great Train Store Company will be held on Tuesday, July 15, 1997, at 9:00 a.m. Central Daylight Savings Time in the offices of the Company at 14180 Dallas Parkway, Suite 618, Dallas, Texas 75240, for the following purposes:

     1. To elect two class III directors to each serve a three-year term and until each director's successor has been elected and qualified;

     2. To consider and vote upon a proposal to approve the amendment of the Company's 1994 Incentive Compensation Plan to (i) increase the number of shares available for issuance from 460,000 to 660,000, (ii) broaden the class of persons eligible to receive awards and (iii) extend the term for which options may be exercised;

     3. To consider and vote upon a proposal to approve the amendment of the Company's 1994 Director Stock Option Plan to (i) increase the number of shares available for issuance from 50,000 to 100,000 (ii) to provide each non-employee director with an automatic annual award of 5,000 options and (iii) extend the term of such options to ten years;

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on May 21, 1997, will be entitled to vote at the meeting. A list of all stockholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be open at the principal office of The Great Train Store Company, 14180 Dallas Parkway, Suite 618, Dallas, Texas 75240, during usual business hours, to the examination of any stockholder for any purpose germane to the annual meeting for 10 days prior to the date thereof. The list of shareholders will also be available at the meeting for examination at any time during the meeting.

A copy of the Company's Annual Report for fiscal year 1996 accompanies this notice.

                                       By Order of the Board of Directors


                                       James H. Levi
                                       Chairman, President, and
                                       Chief Executive Officer


Whether or not you intend to be present at the meeting, please mark, sign, date, and return the accompanying proxy promptly. A return addressed envelope is enclosed for your convenience.

                          The Great Train Store Company
                         14180 Dallas Parkway, Suite 618
                               Dallas, Texas 75240

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------
SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of The Great Train Store Company (the "Company"), for use at the Annual Meeting of Stockholders to be held in the offices of the Company at 14180 Dallas Parkway, Suite 618, Dallas, Texas 75240, July 15, 1997, at 9:00 a.m. CDST and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wishes. This proxy statement and the accompanying proxy card will be first mailed to stockholders on or about June 3, 1997. All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, telecopy and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names and the Company will reimburse them for their out-of-pocket expenses incurred in connection with the distribution of proxy materials.

REVOCABILITY OF PROXY

If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company, or the presiding officer at the meeting, in writing of such revocation at any time prior to the voting of the proxy, or by attending the meeting and voting in person, or by submitting a new proxy bearing a later date.

RECORD DATE

Stockholders of record at the close of business on May 21, 1997, will be entitled to vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

All properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted by Cheryl A. Taylor and James L. Llewellyn, or the one of them who acts, in accordance with the directions specified in the proxy. If no such directions have been specified by marking the appropriate squares in the accompanying proxy card, the shares will be voted as follows:

         (1) FOR the election of James H. Levi and Robert M. Warner named herein as nominees for directors of the Company to hold office for a term of three years expiring in 2000 and until each director's successor has been duly elected and qualified;

         (2) FOR approval of the amendment of the Company's 1994 Incentive Compensation Plan, to (i) increase the number of shares of Common Stock available for issuance under the plan to officers and other key employees of the Company from 460,000 to 660,000 (ii) broaden the class of persons eligible to receive awards, and (iii) extend the term for which options may be exercised;

         (3) FOR approval of the amendment of the Company's 1994 Director Stock Option Plan to (i) increase the number of shares available for issuance from 50,000 to 100,000 (ii) provide each non-employee director with an automatic annual award of 5,000 options, and (iii) extend the term for which options may be exercised;

         (4) According to their judgment, on the transaction of such other business as may properly come before the meeting or any adjournments thereof.

Should the nominees named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause the nominee to be unavailable.

                  VOTING SECURITIES, PRINCIPAL HOLDERS THEREOF
                          AND CUMULATIVE VOTING RIGHTS

On May 21, 1997, there were 4,402,219 shares of Common Stock, par value $.01 per share ("Common Stock"), outstanding, which constitute all of the outstanding capital stock of the Company. Each stockholder is entitled to cast one vote for each share of record on all matters to be voted on by the stockholders, including the election of directors.

A majority of the outstanding shares present or represented by proxy will constitute a quorum at the meeting. Votes that are withheld in the election of directors, abstentions on all other matters properly brought before the meeting and the proxies relating to "street name" shares which are not voted by brokers on one or more, but less than all, matters (so-called "broker non-votes") will be considered as shares present for purposes of determining a quorum. Under applicable state law and the Company's Certificate of Incorporation (i) an affirmative vote of a plurality of the shares present in person or represented by proxy at the meeting is required for the election of directors, and, (ii) an affirmative vote by a majority of the shares present in person or represented by proxy at the meeting is required to approve all other matters submitted to a vote of the stockholders. With regard to the election of directors, votes that are withheld will be excluded entirely from the vote and will have no effect. With regard to other matters, abstentions (including proxies which deny discretionary authority on any other matters properly brought before the meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such matters. Broker non-votes will not be treated as shares represented at the meeting as to such matter(s) not voted on and therefore will have no effect.

The following table sets forth as of May 21, 1997 the beneficial ownership of each current director (including the nominee for election as a director), each of the executive officers named in the Summary Compensation Table set forth herein, the executive officers and directors as a group, and each other stockholder known to the Company to own beneficially more than 5% of the outstanding Common Stock. Unless otherwise indicated, the Company believes that the beneficial owners set forth in the table have sole voting and investment power.

                                                        Beneficial Ownership
                                                     Number of
                                                      Shares          Percent
                                                      ------          -------

  James H. Levi (a)                                 1,181,511           26.3%
     The Great Train Store Company
     85 Larchmont Avenue
     Larchmont, New York 10538
  Joel S. Pollack (b)                                  90,338           2.1%
     1150 Benedict Canyon Drive
     Beverly Hills, California 90210
  John J. Schultz (c)                                  14,000             *
     P.O. Box 1106 - Horseshoe Farm
     Ridgefield, CT 06877
  Edmund H. Shea, Jr. (d)                             238,000           5.4%
     655 Brea Canyon Road
     Walnut, California 91789
  Charles M. Tureen (e)                                39,512             *
     101 South Hanley Road, Suite 1600
     St. Louis, Missouri 63105
  Robert M. Warner (f)                                  5,000             *
     1015 Nautilus Lane
     Mamaroneck, New York 10543
  All directors and officers as a group
    (8 persons)                                     1,404,936          30.9%
  *   Less than 1%

(a) Includes 10,000 shares of common stock owned by Mr. Levi's spouse and 7,500 shares owned by the Levi Family Foundation of which Mr. Levi is managing trustee. Mr. Levi disclaims beneficial ownership of these shares. Also includes 75,000 shares of Common Stock issuable upon the exercise of the warrants received by Mr. Levi pursuant to the private placement of debt in 1994, which are beneficially owned by Mr. Levi. Includes 9,750 shares of common stock issuable upon the exercise of certain employee stock options. Excludes 47,250 shares of Common Stock issuable upon the exercise of certain employee stock options, some of which first become exercisable in March 1998.

(b) Includes 80,338 shares held of record by The Pollack Family Trust dated May 13, 1986, of which Mr. Pollack and his spouse are co-trustees. Also includes 10,000 shares of Common Stock issuable upon the exercise of certain options granted to Mr. Pollack.

(c) Includes 10,000 shares of Common Stock issuable upon the exercise of certain options granted to Mr. Schultz.

(d) Includes 50,000 shares of common stock issuable upon the exercise of the warrants received by Mr. Shea pursuant to the private placement of debt in 1994, which are beneficially owned by Mr. Shea. All other shares are held of record by E & M RP Trust, of which Mr. Shea is trustee.

(e) Includes 29,512 shares owned by "The Mary W. Tureen Revocable Trust" of which Mary W. Tureen (spouse of Mr. Tureen) and Mr. Tureen are co-trustees. Includes 10,000 shares of Common Stock issuable upon the exercise of certain options granted to Mr. Tureen.

(f) Includes 5,000 shares of Common Stock issuable upon the exercise of certain options granted to Mr. Warner.


                PROPOSAL 1 - ELECTION OF TWO CLASS III DIRECTORS
        INFORMATION ABOUT THE NOMINEES AND DIRECTORS CONTINUING IN OFFICE

The Company's Certificate of Incorporation and Bylaws currently provide for three classes of directors, each class serving for a three-year term expiring one year after the term of the preceding class, so that the term of one class will expire each year. The terms of the current Class I and Class II directors expire in 1998 and 1999, respectively. The Board of Directors has nominated James H. Levi and Robert M. Warner, who are currently Class III directors, for re-election to each serve a three-year term expiring at the annual meeting of stockholders in 2000. The following table sets forth certain information concerning James H. Levi and Robert M. Warner and those directors who are continuing in office.

                        NOMINEE FOR DIRECTOR - CLASS III
                   (to be elected to serve a three-year term)

                                                                        Director
      Name            Age                   Position                      Since
      ----            ---                   --------                      -----

James H. Levi         57          Director, Chairman of the Board,         1994
                                President and Chief Executive Officer

Robert M. Warner      76                    Director                       1994


James H. Levi has been the Chairman of the Board of Directors, President and Chief Executive Officer and a Director of the Company since its organization in 1985. Since 1992, Mr. Levi has also been President of Levi Company, a real estate and venture investing company and is involved in a number of investment and other activities. In 1987, he co-founded and, until 1992, served as President of Value Properties, Inc., a real estate investment firm. For more than fifteen years prior thereto, Mr. Levi was President of Oppenheimer Properties, Inc. and a number of related entities and was Executive Vice President and a member of the Executive Committee of Oppenheimer & Co., Inc., investment bankers. He has been responsible for the creation of a large number of enterprises among which was the adaptive reuse of St. Louis Union Station, the location of the original The Great Train Store. Mr. Levi developed The Great Train Store concept and has been the principal owner of the Company and all of its predecessors since inception. He is a graduate of Harvard College and received his M.B.A. degree from Harvard Business School.

Robert M. Warner has been a Director of the Company since August, 1994. For more than seven years, Mr. Warner has been a retail store management consultant whose present clients include many retailers, large and small. He is presently a director of Cherry & Webb, a 50 store women's specialty chain. Previously, Mr. Warner served as President and Chief Executive Officer of Steinbach, Inc., a $200 million department store chain; President and Chief Executive Officer of K-G Retail, Inc., a $100 million men's clothing chain; Senior Vice President of Macy's, Inc., where, among other positions, he served as the General Manager of Macy's-Herald Square store, the largest store in the world. Mr. Warner has also worked for a number of other retail companies as either chief executive officer, director or consultant. Mr. Warner is a graduate of the University of Michigan and received an M.B.A. from the Harvard Business School.

Your Board of Directors recommends you vote for the election of these nominees.


                    DIRECTORS CONTINUING IN OFFICE - CLASS II
                            (terms expiring in 1999)

                                                                 Director
       Name               Age          Position                   Since
       ----               ---          --------                   -----
Joel S. Pollack           57           Director                   1994
John J. Schultz           60           Director                   1994


Joel S. Pollack has been a Director of the Company since August, 1994. For more than the last five years, Mr. Pollack has been a private investor in Beverly Hills, California. From 1977 to 1987, he was Executive Vice President and Co-Head of Retail Sales at Oppenheimer & Co., Inc., and was employed in various capacities at Hayden Stone and predecessor companies. Mr. Pollack graduated from The Wharton School of the University of Pennsylvania in 1961.

John J. Schultz has been a Director of the Company since August, 1994. Mr. Schultz has more than thirty-five years of experience in the retail industry and is presently a consultant specializing in the retail area and serves as a director of Big Smith Brands, Inc. and A.R. Accessories, Inc. Previously, Mr. Schultz served as Executive Vice President and General Merchandise Manager for Bloomingdale's Department Stores and Sanger Harris Department Stores, President and Chief Executive Officer of B. Altman & Co., and President of the Retail Services Division and Executive Director of the National Retail Federation. Mr. Schultz is a graduate of Fairleigh Dickenson University in Madison, New Jersey, Dartmouth Institute and the Federated Senior Management Institute.

                     DIRECTOR CONTINUING IN OFFICE - CLASS I
                            (terms expiring in 1998)

                                                                 Director
       Name               Age          Position                   Since
       ----               ---          --------                   -----
Charles M. Tureen         66           Director                    1994

Charles M. Tureen has been a Director of the Company since April, 1994. Mr. Tureen was a member in the St. Louis, Missouri law firm of Gallop, Johnson & Neuman, L.C., from July, 1990 until December, 1996, when he became of counsel to the firm. Until June, 1990 and for a number of years prior thereto, he was a principal in the St. Louis, Missouri law firm of Blumenfeld, Sandweiss, Marx, Tureen, Ponfil, and Kaskowitz P.C.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year and Form 5 and amendments thereto, or written representations that no Form 5 is required, furnished to the Company, the Company believes that, other than as set forth in the next sentence, each person required to file reports under Section 16(a) relative to the Company's equity securities has done so on a timely basis. In August 1996, Ms. Taylor and Messrs. Levi, Glazer, Herndon, Llewellyn, Pollack, Schultz, Tureen, and Warner each filed a Form 5 with respect to the Company's fiscal year ended December 30, 1995 reporting a single grant of options awarded in an exempt transaction under Rule 16b-3.

The Board of Directors of the Company has established an Audit Committee (presently consisting of Mr. Pollack, Mr. Warner and Mr. Schultz) to be comprised of at least two non-employee directors which has the responsibility of reviewing the scope of the audit and services provided by the Company's independent auditors. The Audit Committee meets with the financial staff of the Company to review accounting procedures and policies. The Board of Directors also has established a Compensation Committee (presently consisting of Mr. Tureen, Mr. Pollack and Mr. Warner) also to be comprised of at least two non-employee directors which has been given the responsibility of setting and administering the policies which govern the annual compensation of the Company's directors and executive officers, as well as the Company's stock option and other benefit plans. The Board of Directors has also established an Executive Committee (presently consisting of Mr. Levi and Mr. Tureen) with the power to act, if necessary, on a broad range of matters during the interim periods between Board of Directors meetings.

During 1996 the Board of Directors held four meetings, the Audit Committee held four meetings, the Compensation Committee held four meetings, and the Executive Committee held three meetings. During such period each director, other than Joel
S. Pollack, attended 100% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period and (ii) the meetings held during the period by the Committees of the Board of Directors on which he served. Mr. Pollack was absent on one occasion.

Director Compensation

The Company pays each non-employee director of the Company $1,250 in cash for each Board meeting attended and reimburses all directors for out-of-pocket expenses incurred in connection with their attendance at Board meetings. The Company has the option to pay these directors in that number of shares of Common Stock determined by reference to the fair market value of the Common Stock on the meeting date. However, all payments during 1995 and 1996 were made in cash. In addition, pursuant to its 1994 Director's Stock Option Plan, the Company granted to each non-employee director, on the date of his initial selection, options to purchase 5,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of the selection. Such options first became exercisable on the first anniversary of the recipient's election as a director.

During 1995, the 1994 Director's Stock Option Plan was amended to award an additional 2,500 options to each non-employee Director and establish an annual award of 2,500 options on the date of each subsequent annual meeting of the stockholders of the Company at which each remains a director of the Company. Such options will be at a price equal to the fair market value of the Common Stock on the date of award.

                 Certain Relationships and Related Transactions

From time to time, the Company has engaged in various transactions with its directors, executive officers and other affiliated parties. The following paragraphs summarize certain information concerning certain transactions and relationships which have occurred during the last two years or which are presently proposed.

From time to time, James H. Levi, Stanley Herndon and Michael Glazer have loaned money to the Company by advancing cash and/or deferring salary. Until April 12, 1994, such indebtedness accrued interest at a rate of 15% per annum and was payable upon demand. Effective April 12, 1994, Messrs. Levi, Herndon and Glazer agreed to restructure the indebtedness owed to them by the Company. The indebtedness, as restructured, provided for the payment of principle and interest, at a rate of 8% per annum, in quarterly installments. Such indebtedness was paid in full by the Company during August 1996.

The terms and conditions of the foregoing transactions were not negotiated on an arm's-length basis. All future transactions between the Company and its officers, directors, principal stockholders and affiliates are required to be approved by a majority of the independent and disinterested outside directors and must be on terms no less favorable to the Company than could be obtained from unaffiliated third parties under similar circumstances.

                             Executive Compensation

The following table summarizes information concerning cash and non-cash compensation paid to or accrued for the benefit of the Company's Chief Executive Officer for all services rendered in all capacities to the Company. No other officer of the Company earned compensation of more than $100,000 during any of the three fiscal years ended December 28, 1996.


                           Summary Compensation Table
                               Annual Compensation
                               -------------------

    Name and Principal Position         Year      Salary      Bonus       Other
    ---------------------------         ----      ------      -----       -----

James H. Levi                           1996     $129,789     $   -       $   -
  Chairman of the Board, President      1995      125,000         -           -
  and Chief Executive Officer           1994       61,561(a)      -           -

(a) Includes amounts paid under a consulting arrangement with The Great Train Store Partners, L.P.

                     Option / SAR Grants in Last Fiscal Year
                                Individual Grants

                         Number of       % of Total
                         Securities      Options/SARs
                         Underlying      Granted to     Exercise or
Name and Principal       Options/SARs    Employees in    Base Price   Expiration
    Position             Granted (#)     Fiscal Year      ($/sh)         Date
    --------             -----------     -----------      ------         ----

James H. Levi             10,000 (a)         4.6%         $ 6.19        3/2001
  Chairman of the         15,000 (a)         6.9%         $ 6.19        7/2001
  Board, President
  and Chief Executive
  Officer

(a) 25% become exercisable annually commencing with the second anniversary of the grant date

             Aggregated Option/SAR Exercises in Last Fiscal Year and
                            FY-End Options/SAR Values

                                                Number Of
                                               Unexercised        Value of
                                                Securities       Unexercised
                   Shares                       Underlying       In-The-Money
                   Shares                      Options/SARs     Options/SARs At
                  Acquired         Value       At FY-End (#)      FY-End ($)
                     on          Realized      Exercisable/      Exercisable/
    Name          Exercise          ($)        Unexercisable     Unexercisable
    ----          --------          ---        -------------     -------------


James H. Levi            -            -         4,250/42,750  $23,375 /$139,425


Employment Arrangements with Executive Officers

The Company entered into an employment agreement effective April 12, 1994 with James H. Levi. Under this agreement, which expires August 12, 1999, Mr. Levi has agreed to continue to serve as Chairman of the Board, President and Chief Executive Officer of the Company in exchange for annual base compensation of $150,000, subject to annual adjustment by the Compensation Committee of the Board of Directors. Prior to this arrangement, Mr. Levi was entitled to compensation of $25,000 per annum pursuant to a consulting arrangement. Mr. Levi has agreed to devote such time to the business and affairs of the Company as is reasonable and necessary. It is Mr. Levi's intention to devote at least 50% of the customary work week to the Company's business for the foreseeable future. In addition, Mr. Levi is entitled to receive an annual bonus in such amount as the Compensation Committee may determine in its sole discretion to be appropriate. To date, Mr. Levi has not requested nor received any such bonuses.

In the event Mr. Levi's employment with the Company is terminated for reasons other than for cause, permanent disability or death or there occurs a significant reduction in the position, duties or responsibilities of Mr. Levi (a "Termination") within two years following a "Change of Control" (as defined in the agreement), Mr. Levi will be entitled to an additional bonus of 175% of the Base Compensation payable in the fiscal year in which such termination occurs.

Mr. Levi has also agreed to refrain from disclosing information confidential to the Company or engaging directly or indirectly, in the sale or distribution of merchandise competitive with that sold by the Company during the term of his employment agreement and for two years thereafter without the prior written consent of the Company.

Your Board of Directors recommends you vote for the election of these nominees.


             PROPOSAL 2 - AMENDMENT OF THE GREAT TRAIN STORE COMPANY
                        1994 INCENTIVE COMPENSATION PLAN

GENERAL

On August 25, 1994, the Board of Directors adopted The Great Train Store Company 1994 Incentive Compensation Plan (the "1994 Plan"). In 1996, the Plan was amended in order to increase the number of shares of Common Stock available for issuance from 310,000 to 460,000. On March 18, 1997 the Board of Directors resolved to amend, upon approval by the Company's stockholders, the amended 1994 plan in order to (i) increase the number of shares of Common Stock available for issuance from 460,000 to 660,000 (ii) broaden the class of persons eligible to receive awards to include all employees, consultants, advisors and other persons who render similar services to the Company on a regular basis, and (iii) extend the expiration and termination of option following the cessation of an optionee's service to the Company (the "Amendment") and directed that the Amendment be submitted to the stockholders of the Company for their approval. The Amendment will become effective only if the holders of at least a majority of the issued and outstanding shares of Common Stock present at the annual meeting in person or by proxy vote for the approval of the Amendment.

The 1994 Plan is administered by the Compensation Committee of the Board of Directors of the Company. The 1994 Plan currently authorizes the Compensation Committee to grant incentive stock options, stock options and to award restricted stock to key employees and others, including officers, as selected by such Committee. If the Amendment is approved, the Compensation Committee will be authorized to grant such awards to a broader class of persons including all employees, consultants, advisors and other persons who render similar services to the Company on a regular basis. The 1994 Plan will expire on, and no awards may be granted thereunder after the tenth anniversary of the plan, subject to the right of the Board of Directors to terminate such 1994 Plan at any time prior thereto. The Board of Directors may amend the 1994 Plan at any time, except no such amendment may impair the rights of recipients of previous grants without such grantee's consent.

An option enables the optionee to purchase shares of Common Stock at the option exercise price. The per share exercise price of any options granted under the 1994 Plan may not be less than the fair market value of the Common Stock at the time the option is granted, provided that, with respect to an incentive stock option granted to an optionee who is or would be the beneficial owner of more than 10% of the combined voting power of all classes of the Company's stock, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. In order to obtain the shares, a participant must pay the full exercise price to the Company at the time of exercise of the option. The exercise price may be paid in cash or, with the consent of the Compensation Committee, stock of the Company, including stock acquired under the same option. Incentive stock options are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

Incentive stock options and nonqualified stock options may be granted with terms of no more than ten years from the date of grant, provided that in the event the Company grants an incentive stock option to an optionee who is or would be the beneficial owner of more than 10% of the total combined voting power of all classes of the Company's stock, the term of such option may not exceed five years. Under the current 1994 Plan, options will survive for a limited period of time after the optionee's death, disability or normal retirement from the Company. If the Amendment is approved, options will also survive for a limited period of time upon cessation of the optionee's service to the Company for any reason other than resignation or cause. Any shares as to which an option expires, lapses unexercised, is terminated or is canceled may be subject to a new option.

Your Board of Directors recommends you vote in favor of this proposal.


             PROPOSAL 3 - AMENDMENT OF THE GREAT TRAIN STORE COMPANY
                         1994 DIRECTOR STOCK OPTION PLAN

GENERAL

On May 10, 1994, the Board of Directors adopted The Great Train Store Company 1994 Director Stock Option Plan (the "1994 Plan"). In 1996, the 1994 Plan was amended to increase the number of shares of common stock available for issuance from 20,000 to 50,000 and to provide each non-employee director with an annual award of 2,500 options. On March 18, 1997, the Board of Directors resolved to amend, upon approval by the Company's stockholders, the 1994 Plan in order to
(i) increase the number of shares of Common Stock available for issuance from 50,000 to 100,000 (ii) to increase the automatic annual award to 5,000 options and (iii) extend the term of such option to a period of ten years (the "Amendment"). The Board of Directors authorized the first such award effective July 16, 1997 and directed that the Amendment be submitted to the stockholders of the Company for their approval. The Amendment will become effective only if the holders of at least a majority of the issued and outstanding shares of Common Stock present at the annual meeting in person or by proxy vote for the approval of the Amendment.

The 1994 Plan is administered by the Chairman of the Board of Directors of the Company. The 1994 Plan authorizes the Chairman to grant nonqualified stock options to directors of the Company who are not otherwise officers or employees of the Company or of any subsidiary thereof. Currently, the four non-employee members of the Board of Directors are eligible for this plan. Authority to grant options under the 1994 Plan will terminate, if not terminated earlier by the Board, on the tenth anniversary of the plan. The Board of Directors may amend the 1994 Plan at any time, except no such amendment may impair the rights of recipients of previous grants without such grantee's consent.

An option enables the optionee to purchase shares of Common Stock at the option exercise price. The per share exercise price of any options granted under the plan may not be less than the fair market value of the Common Stock at the time the option is granted. In order to obtain the shares, a participant must pay the full exercise price to the Company at the time of exercise of the option. The exercise price may be paid in cash or, with the consent of the Compensation Committee, stock of the Company, including stock acquired under the same option. An option may be granted with terms of no more than ten years from the date of grant. Director's options first become exercisable on the first anniversary of the date of grant.

                                NEW PLAN BENEFITS
                         1994 Director Stock Option Plan

       Name and Principal Position                    Number of Units
       ---------------------------                    ---------------

       James H. Levi
         Chairman of the Board, President
         and Chief Executive Officer                        -

       Executive Group                                      -

       Non-Executive Directors Group                     20,000

       Non-Executive Officer Employee Group                 -

Your Board of Directors recommends you vote in favor of this proposal.


                           PROPOSAL 4 - OTHER BUSINESS

Management does not know of any other matters which may come before the Meeting. However, if any other matters are properly presented to the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Proposals for the 1998 Annual Meeting

Proposals of the stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company at its principal office in Dallas, Texas not later than February 3, 1998 for inclusion in the proxy statement for that meeting.

Relationship with the Independent Accountants

KPMG Peat Marwick, LLP ("KPMG") served as the independent public accountant for the Company in 1995 and 1996. The Company's independent public accountant for 1997 will be selected by the Board at a regular Board meeting to be held in 1997. Representatives of KPMG will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                     By Order of the Board of Directors




                                     James H. Levi
                                     Chairman, President, and
                                     Chief Executive Officer


THE BOARD OF DIRECTORS HOPES THAT YOU WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROMPTLY. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR STOCK PERSONALLY BY DELIVERING A WRITTEN REVOCATION OF YOUR PROXY TO THE SECRETARY OF THE COMPANY.

                          THE GREAT TRAIN STORE COMPANY
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR ANNUAL MEETING OF STOCKHOLDERS, JULY 15, 1997 AT 9:00 A.M.

     The undersigned stockholder of The Great Train Store Company (the "Company") hereby appoints Cheryl A. Taylor annd James L. Llewellyn and each of them as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held in the offices of the Company at 14180 Dallas Parkway, Suite 618, Dallas, Texas on July 15, 1997 at 9:00 A.M. Central Daylight Savings Time, and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

     Receipt of the Notice of Annual Meeting of Stockholders dated May 30, 1997, the Proxy Statement furnished herewith, and a copy of the Annual Report to Stockholders for the year ended December 28, 1996 is hereby acknowledged.

Item 1. Election of James H. Levi and Robert H. Warner as as Class III Directors for a term of three years expiring in 2000 and until each director's successor has been duly elected and qualified.

                                  James H. Levi

                          |_| FOR           |_| WITHHOLD


                                Robert M. Warner

                          |_| FOR           |_| WITHHOLD


Item 2. Approval of the amendment of The Great Train Store Company 1994 Incentive Compensation Plan.

|_| FOR                           |_| AGAINST                   |_| ABSTAIN

Item 3. Approval of the amendment of The Great Train Store Company 1994 Director Stock Option Plan.

|_| FOR                           |_| AGAINST                   |_| ABSTAIN


Item 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3 AND PURSUANT TO ITEM 4.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3


Dated: ___________, 1997            __________________________________________
                                                 (Signature)

                                    __________________________________________
                                          (Signature if held jointly)

                                     The signature should agree with the name on
                                     your  stock   certificate.   If  acting  as
                                     attorney, executor, administrator, trustee,
                                     guardian, etc., you should so indicate when
                                     signing.  If the  signer is a  corporation,
                                     please sign the full corporate name by duly
                                     authorized  officer.  If  shares  are  held
                                     jointly,     each    shareholder     should
                                     sign.

                                                                      Appendix A
                                                                      ----------
                          THE GREAT TRAIN STORE COMPANY
                              AMENDED AND RESTATED
                        1994 INCENTIVE COMPENSATION PLAN


                             I. Purpose of the Plan

     The Great Train Store Company 1994 Incentive Compensation Plan (the "Plan") is intended to provide a means whereby employees, consultants, advisors and other persons who render similar services to The Great Train Store Company, a Delaware corporation (the "Company") on a regular basis, may develop a sense of proprietorship and personal involvement in the development and financial success of the Company and its subsidiaries, and to encourage them to remain with and devote their best efforts to the business of the Company and its subsidiaries, thereby advancing the interests of the Company and its stockholders. Accordingly, the Company may grant to eligible participants awards ("Awards") in the form of stock options ("Options") with respect to shares of the Company's common stock, par value $0.01 per share (the "Stock") and in the form of shares of Stock which are subject to certain restrictions and possible forfeiture ("Restricted Stock"). Options may either be nonqualified stock options ("Nonqualified Options") or options ("Incentive Stock Options") which are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Notwithstanding the foregoing, participants who are not also employees of the Company shall not be entitled to receive awards in the form of Incentive Stock Options.


                               II. Administration

     The Plan shall be administered by a committee of the Board of Directors of the Company (the "Board") consisting of not less than two members of the Board as the Board may appoint (the "Committee"); provided, however, that so long as the Company is subject to the reporting requirements of the Securities Exchange Act of 1934 ("1934 Act"), the members of the Committee shall be "non-employee directors" as defined in paragraph (b)(3)(i) of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the 1934 Act, as such Rule or its equivalent is then in effect ("Rule 16b-3"). Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee, however caused, shall be filled by the Board. The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. The Committee shall act by a majority of its members in office and the Committee may act either by vote at a telephonic or other meeting or by a memorandum or other written instrument signed by all of the members of the Committee.

     The Committee shall have the sole authority to: (i) grant Awards; (ii) determine the terms and provisions of the Award agreements (the "Agreements") entered into under the Plan, including without limitation vesting periods, periods of restriction and events causing acceleration of vesting or forfeiture of Awards; (iii) prepare and distribute, in such manner as the Committee determines to be appropriate, information about the Plan; and (iv) make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may vary the terms and provisions of the individual Agreements in its discretion. Notwithstanding the foregoing, the Committee shall not have the authority to make any determination which would be inconsistent with the requirements, restrictions, prohibitions or limitations specified in the Plan.

     The day-to-day administration of the Plan may be carried out by such officers and employees of the Company as shall be designated from time to time by the Committee. All expenses and liabilities incurred by the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons, and the Committee, the Board, the Company and the officers and employees of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. The interpretation and construction by the Committee of any provision of the Plan and any determination by the Committee under any provision of the Plan shall be final and conclusive for all purposes. Neither the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the fullest extent permitted by law. The members of the Committee shall be named as insureds in connection with any directors and officers liability insurance coverage that may be in effect from time to time.

     Only employees, consultants, advisors and other persons who render similar services to the Company and its subsidiaries shall be eligible to receive Awards under the Plan. In granting Awards to a participant, the Committee shall take into consideration the contribution the participant has made or may make to the success of the Company or its subsidiaries and such other considerations as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other employees of the Company and its subsidiaries with regard to these matters. In no event shall any participant or his or her legal representatives, heirs, legatees, distributees, or successors have any right to participate in the Plan, except to such extent, if any, as the Committee shall determine.

                         III. Shares Subject to the Plan

     The aggregate number of shares which may be issued or awarded under the Plan shall not exceed 660,000 shares of Stock. Such shares may consist of authorized but unissued shares of Stock or previously issued shares of Stock reacquired by the Company. Any of such shares which have not been previously granted as Awards of Restricted Stock or remain unsold and are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan and the expiration of all Options granted under the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan. If any Award, in whole or in part, expires or terminates unexercised or is canceled or forfeited, the shares theretofore subject to such Award may again be subject to an Award granted under the Plan. The issuance of Stock pursuant to the exercise of an Option shall result in a decrease in the number of shares of Stock which may thereafter be available for purposes of the Plan by the number of shares as to which the Option is exercised or canceled. The aggregate number of shares which may be issued or awarded under the Plan shall be subject to adjustment as provided in Section VI hereof.


                              IV. Grants of Options

     Options granted under the Plan shall be of such type (Nonqualified Option or Incentive Stock Option) and for such number of shares of Stock and subject to such terms and conditions as the Committee shall designate. The Committee may grant Options at any time and from time to time through, but not after, May 10, 2004, to any individual eligible to receive the same. For purposes of the Plan, the date on which an Option is granted is referred to herein as the "Grant Date."

     No employee shall be eligible to receive any Incentive Stock Option if, on the Grant Date, such employee owns (including ownership through the attribution provisions of Section 424(d) of the Code) in excess of 10% of the outstanding voting stock of the Company or a subsidiary (a "10% Stockholder"), unless the "Exercise Price" (as hereinafter defined) for the shares of Stock subject to the Incentive Stock Option is at least 110% of the "Market Value Per Share" (as hereinafter defined) of the Stock (on a per share basis) on the Grant Date and such Option by its terms is not exercisable after the expiration of five years from the Grant Date.

     To the extent that the aggregate Market Value Per Share (determined at the Grant Date) of Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its subsidiaries) exceeds $100,000, such excess Options shall be treated as Nonqualified Options. Excess Incentive Stock Options shall be determined by taking into account the order in which they were granted.

     The Committee may fix such waiting and/or vesting periods, exercise dates or other limitations as it shall deem appropriate with respect to Options granted under the Plan including, without limitation, making the exercisability thereof contingent upon the achievement of specific goals.

     Options granted pursuant to the Plan shall be evidenced by Agreements that shall comply with and be subject to the following terms and conditions and may contain such other provisions, consistent with the Plan, as the Committee shall deem advisable. References herein to "Agreements" shall include, to the extent applicable, any amendments to such Agreements.

               A. Payment of Option Exercise Price. Upon exercise of an Option, the full Exercise Price for the shares with respect to which the Option is being exercised shall be payable to the Company: (i) in cash or by check payable and acceptable to the Company; (ii) subject to the approval of the Committee, by tendering to the Company shares of Stock owned by the optionee having an aggregate Market Value Per Share as of the date of exercise that is not greater than the full Exercise Price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the Exercise Price as provided in
          (i) above; or (iii) subject to the approval of the Committee and to such instructions as the Committee may specify, at the optionee's written request the Company may deliver certificates for the shares of Stock for which the Option is being exercised to a broker for sale on behalf of the optionee, provided that the optionee has irrevocably instructed such broker to remit directly to the Company on the optionee's behalf the full amount of the Exercise Price from the proceeds of such sale; provided, however, that in the case of an Incentive Stock Option, (ii) and (iii) above shall apply only if Committee approval is given on or prior to the Grant Date and the Agreement expressly provides for such optional payment terms. In the event that the optionee elects to make payment as allowed under clause
          (ii) above, the Committee may, upon confirming that the optionee owns the number of shares of Stock being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the optionee (or not require surrender of) the certificate for the shares of Stock being tendered upon the exercise. Payment instruments will be received subject to collection.

               B. Number of Shares. Each Agreement shall state the total number of shares of Stock that are subject to the Option.

               C. Exercise Price. The "Exercise Price" for each Option shall be fixed by the Committee at the Grant Date, but in no event may the Exercise Price per share be less than the Market Value Per Share on the Grant Date.

               D. Market Value Per Share. The "Market Value Per Share" as of any particular date shall be deemed to be the average of the daily closing prices for the 30 consecutive trading days immediately preceding the date in question. The closing price for each shall be the last reported sales price regular way or, in case no reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the electronic inter-dealer quotation system operated by the National Association of Securities Dealers, Inc.) on which the Stock is listed or quoted. If on any such date the Stock is not listed or quoted on any national securities exchange, the value of a share of Stock shall be determined in good faith by the Committee, whose determination shall be conclusive absent manifest error.

               E. Term. The term of each Option shall be determined by the Committee at the Grant Date; provided, however, that each Option shall, notwithstanding anything in the Plan or any Agreement to the contrary, expire not more than ten years (five years with respect to an Incentive Stock Option granted to an employee who is a 10% Stockholder) from the Grant Date or, if earlier, the date specified in the Agreement.

               F. Date of Exercise. In the discretion of the Committee, each Agreement may contain provisions stating that the Option granted therein may not be exercised in whole or in part for a period or periods of time or until the achievement of specific goals, in either case as specified in such Agreement, and except as so specified therein, any Option may be exercised in whole at any time or in part from time to time during its term. The Committee may, however, at any time, in its sole discretion, amend any outstanding Option, other than an Incentive Stock Option, to accelerate the time that such Option shall be exercisable or to provide that the time for exercising such Option shall be accelerated upon the occurrence of a specified event. Notwithstanding the foregoing, however, in no event shall an Option, or any portion thereof, be exercisable until at least six months after the date of grant of such Option.

               G. Termination. An Option and all unexercised rights thereunder shall expire and terminate automatically upon the earliest of: (i) the date which is one year following the date on which the optionee's employment by (or other business relationship with) the Company ceases due to death or disability; (ii) the date on which the optionee's employment by (or business relationship with) the Company is terminated by the participant's resignation or by the Company for cause; (iii) the date which is 30 days following the date on which the optionee's service with the Company ceases for any reason other than death, disability, resignation or cause; and (iv) the date of expiration of the Option determined by the Committee at the time the Option is granted and specified in such Option.

          The term "disability" means permanent and total disability as defined in Section 22(e)(3) of the Code as determined by the Committee in good faith, upon receipt and in reliance on sufficient competent medical advice. The term "cause" as such term relates to the termination of any participant's employment by (or other business relationship with) the Company means the occurrence of one or more of the following: (i) such participant is convicted of, pleads guilty to, or confesses to any felony or any act of fraud, misappropriation or embezzlement which has an immediate and adverse effect on the Company or any subsidiary, as determined by the Committee in good faith in its sole discretion,
(ii) such participant engages in a fraudulent act to the damage or prejudice of the Company or any subsidiary or in conduct or activities damaging to the property, business or reputation of the Company, all as determined by the Committee in good faith in its sole discretion, (iii) any act or omission by such person involving malfeasance or negligence in the performance of such person's duties to the Company or any subsidiary to the detriment of the Company or any subsidiary, as determined by the Committee in good faith in its sole discretion, which has not been corrected by such person to the satisfaction of the Committee within 30 days after written notice from the Company of any such act or omission, (iv) failure by such person to comply in any material respect with the terms of his agreement with the Company, if any, or any written policies or directives of the Company as determined by the Committee in good faith in its sole discretion, which has not been corrected by such participant to the satisfaction of the Committee within 30 days after written notice from the Company of such failure, or (v) breach by such participant of his non-competition agreement, if any, with the Company, as determined by the Committee in good faith in its sole discretion.

          No Option shall be exercisable after the date of the occurrence of any of the events described in the first paragraph of this Section IV.G except to the extent that the optionee was entitled to exercise the Option on the day immediately prior to such event. The right of an individual to exercise an Option shall terminate to the extent that such Option is exercised.

          Options may be granted under the Plan from time to time in substitution for stock options and stock appreciation rights previously granted by another corporation (the "Acquired Corporation") to its employees who become employees of the Company or of any of its subsidiaries as a result of a merger or consolidation of the Acquired Corporation with the Company or any such subsidiary, or the acquisition by the Company or a subsidiary of all or substantially all of the assets of the Acquired Corporation or the acquisition by the Company or a subsidiary of the stock of the Acquired Corporation.


                               V. Restricted Stock

          Restricted Stock shall consist of Stock awarded under the Plan by the Committee which, during a period of restriction specified by the Committee upon grant (a "Period of Restriction"), shall be subject to (i) restriction on sale or other transfer by the grantee and (ii) forfeiture by the grantee to the Company if the grantee ceases to be employed by (or otherwise engaged in a business relationship with) the Company and its subsidiaries. If the grantee dies, becomes disabled or is involuntarily terminated for reasons other than cause while employed by (or otherwise engaged in a business relationship with) the Company or any of its subsidiaries but prior to full vesting of all the shares, then all shares shall be deemed fully vested and all such restrictions on transfer shall lapse and cease to be effective as of the date of death, disability or termination. Restricted Stock shall be granted at no cost to employees or at such minimum purchase price as may be required under applicable law, which shall be payable by the grantee to the Company in cash or by any other means, including recognition of past employment, as the Committee deems appropriate upon grant. The Committee may provide upon grant of an Award of Restricted Stock that any shares of Restricted Stock as may be purchased by the grantee thereunder and subsequently forfeited by the grantee prior to expiration of the Period of Restriction shall be reacquired by the Company from the grantee at the purchase price originally paid in cash by the grantee therefor.

          The Committee may provide upon grant of an Award of Restricted Stock that different numbers or portions of the shares subject to the Award shall have different Periods of Restriction. The Committee also may establish upon grant of an Award of Restricted Stock that some or all of the shares subject thereto shall be subject to additional restrictions upon transfer or sale by the grantee (although not forfeiture) after expiration of the Period of Restriction.

          Each participant who receives Restricted Stock hereunder shall be entitled to all dividends declared and paid on Stock with respect to all shares of Restricted Stock held by the participant from the date of grant, or from such later date prior to the termination of the Period of Restriction as may be specified by the Committee for the Award of Restricted Stock, and during the Period of Restriction and thereafter (except in the event of forfeiture), and shall not be required to return any such dividends to the Company in the event of forfeiture of the Restricted Stock.

          Each participant who receives Restricted Stock hereunder shall be entitled to vote all shares of Restricted Stock held by the employee from the date of grant, or from such later date prior to the termination of the Period of Restriction as may be specified by the Committee for the Award of Restricted Stock, and during the Period of Restriction and thereafter (except in the event of forfeiture).

          Pending   expiration  of  the  Period  of  Restriction,   certificates
representing shares of Restricted Stock shall be held by the Company or the transfer agent for the Stock.


                                 VI. Adjustment

          The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board of Directors or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company with or into another entity, any issuance of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

          The shares with respect to which Awards may be granted are shares of Stock as presently constituted. If, however, the number of outstanding shares of Stock are increased or decreased, or such shares are exchanged for a different number or kind of shares or securities of the Company through a reorganization, merger, recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar transaction, the aggregate number of shares of Stock subject to the Plan as provided in Section III hereof, and the shares of Stock subject to issuance under outstanding Options and the shares of Restricted Stock granted under the Plan shall be appropriately and proportionately adjusted by the Committee. Any such adjustment in an outstanding Option shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security covered by the Option.

          Notwithstanding anything to the contrary contained in this Section VI, upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation (or, in the case of a three-party merger where the Company, while the surviving corporation, becomes a subsidiary of another corporation), or upon a sale of substantially all of the assets of the Company, the Plan shall terminate, and any Awards granted under the Plan shall terminate on the day before the consummation of the transaction, and the Committee shall accelerate the time in which any outstanding Option may be exercised and remove any restrictions remaining on any previously awarded Restricted Stock prior to such termination, unless provision shall be made in writing in connection with such transaction for the continuance of the Plan, for the assumption of Awards previously granted, or the substitution for such Awards with either new options to purchase the stock or shares of restricted stock, as the case may be, of a successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and, in the case of substitute options, the option Exercise Price, in which event the Plan and Awards previously granted shall continue in the manner and under the terms so provided; provided, however, that the Committee or the Board of Directors shall have the authority to amend this Section to provide for a requirement that a successor corporation assume any outstanding Awards.

         Adjustments under this Section shall be made by the Committee, whose determination as to what adjustments, and the extent thereof, shall be made, shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan or in connection with any such adjustment.

         Except as may otherwise be expressly provided in the Plan, the issuance by the Company of shares of capital stock of any class or securities convertible into shares of capital stock of any class for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares of capital stock or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock available under the Plan or subject to Awards theretofore granted or the Exercise Price per share with respect to outstanding Options.


                   VII. Participant's Agreement to Hold Shares

          If, at the time of the exercise of any Option, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any then applicable laws or regulations relating to the sale of securities, for the individual exercising the Option to agree to hold any shares issued to the individual for investment purposes only and without intention to resell or distribute the same and for the individual to agree to dispose of such shares only in compliance with such laws and regulations, the individual shall be required, upon the request of the Company, to execute and deliver to the Company an agreement to such effect.


                 VIII. Termination of Authority to Grant Awards

         No Awards will be granted pursuant to this Plan after May 10, 2004.


                          IX. Amendment and Termination

          The Board may from time to time and at any time alter, amend, suspend, discontinue or terminate this Plan and any Awards hereunder; provided, however, that no change in any Award theretofore granted may be made which would impair the rights of the grantee without the consent of such grantee.


                            X. Effective Date of Plan

         The Plan shall become effective on May 10, 1994. The Plan was approved by the sole stockholder of the Company on May 10, 1994, by written consent to action in lieu of a meeting.


                XI. Preemption by Applicable Laws and Regulations

          Anything in the Plan or any Agreement entered into pursuant to the Plan to the contrary notwithstanding, if, at any time specified herein or therein for the making of any determination with respect to the issuance or other distribution of shares of Stock, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either the Company or the participant (or the participant's beneficiary), as the case may be, to take any action in connection with any such determination, the issuance or distribution of such shares or the making of such determination shall be deferred until such action shall have been taken.


                                   XII. Taxes

          The Company shall be entitled to withhold, and shall withhold, the minimum amount of any federal, state or local tax attributable to any shares deliverable under the Plan, whether upon exercise of a Nonqualified Stock Option or expiration of a Period of Restriction for Restricted Stock or occurrence of any other event relating to an Award which requires federal, state or local tax to be withheld by the Company or any of its subsidiaries (a "Taxable Event"), after giving the person entitled to receive such delivery notice as far in advance of the Taxable Event as practicable. The Company may defer making delivery as to any Award, if any such tax is payable, until indemnified to its satisfaction. To the extent the Committee so provides upon grant of the Award, such withholding obligation of the Company shall be satisfied by a reduction of the number of shares otherwise deliverable to or on behalf of the grantee on such Taxable Event, with the number of withheld shares to be calculated based on the Market Value Per Share (as defined in Section IV.D, above) of the Stock on the date of such Taxable Event.


                               XIII. Miscellaneous

               A. No Employment Contract. Nothing contained in the Plan shall be construed as conferring upon any participant the right to continue in the employ of the Company or any of its subsidiaries.

               B. Employment with Subsidiaries. Employment by the Company for the purpose of this Plan shall be deemed to include employment by, and to continue during any period in which a participant is in the employment of, any subsidiary.

               C. No Rights as a Stockholder. A participant shall have no rights as a stockholder with respect to shares covered by such participant's Award until, with respect to Options, the date of the issuance of shares to the participant upon the participant's exercise of the Option or, with respect to Restricted Stock, the date of grant or such later date determined in accordance with Section V above. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance with respect to Options or the grant date or such later date determined in accordance with Section V above with respect to Restricted Stock.

               D. No Right to Corporate Assets. Nothing contained in the Plan shall be construed as giving any participant, such participant's beneficiaries or any other person any equity or other interest of any kind in any assets of the Company or any subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company or any subsidiary and any such person.

               E. No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action that is deemed by the Company or such subsidiary to be appropriate or in its best interests, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No participant, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

               F. Non-assignability. Neither a participant nor an participant's beneficiary shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such participant's or beneficiary's interest arising under the Plan or any Award received under the Plan, nor shall such interest be subject to seizure for the payment of a participant's or beneficiary's debts, judgments, alimony, or separate maintenance or be transferable by operation of law in the event of a participant's or beneficiary's bankruptcy or insolvency and to the extent any such interest arising under the Plan or an Award received under the Plan is awarded to a spouse pursuant to any divorce proceeding, such interest shall be deemed to be terminated and forfeited notwithstanding any vesting provisions or other terms herein or in the Agreement evidencing such Award.

               G. Application of Funds. The proceeds received by the Company from the sale of shares of Stock pursuant to the Plan shall be used for general corporate purposes.

               H. Governing Law; Construction. All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Delaware without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.

                                                                      Appendix B
                                                                      ----------
                              SECOND AMENDMENT TO
                          THE GREAT TRAIN STORE COMPANY
                         1994 DIRECTOR STOCK OPTION PLAN



          WHEREAS, The Great Train Store Company (the "Company") has heretofore adopted, and subsequently amended, The Great Train Store Company 1994 Director Stock Option Plan (the "Plan"), under which Plan shares of the Company's common stock, $0.01 par value per share (the "Common Stock") may be issued upon the exercise nonqualified stock options granted pursuant to and in accordance with the terms of the Plan; and,

          WHEREAS, Article VIII of the Plan empowers the Board of Directors to alter and amend the Plan; and,

          WHEREAS, in order to provide a continuing means of fulfilling the purpose of the Plan, the Board of Directors of the Company has authorized the amendment of the Plan to increase the number of shares of Common Stock issuable upon the exercise of options granted thereunder from 50,000 to 100,000, to increase the number of shares subject to the annual stock option award made to each non-employee director and to extend the term of such options awarded under the Plan, and resolved to present such amendment to the next Annual Meeting of Stockholders of the Company;

          NOW, THEREFORE, subject to the approval of the stockholders of the Company on or before September 30, 1997, the Plan be and hereby is amended as follows:

          1. The first sentence of Article II of the Plan is hereby deleted in its entirety, and the following substituted in lieu thereof to constitute the first sentence of said Article II from and after the effectiveness of this
Amendment:

                  "The aggregate number of shares which may be issued under the Plan may not exceed 100,000 shares of Company's Common Stock, $0.01 par value per share (the "Stock")."

          2. The first paragraph of Article III of the Plan is hereby deleted in its entirety, and the following substituted in lieu thereof to constitute the first paragraph of said Article III from and after the effectiveness of this
Amendment:

                  "The Plan is intended to be a "formula award" plan under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. Each director of the Company who is not otherwise an executive officer and employee of the Company shall receive on his or her first election as a director of the Company an option to purchase 5,000 shares of Stock at a per share Exercise Price equal to the Market Value Per Share of the Stock on the date such director was nominated for election. In each year subsequent to the year in which first elected, each person who is a director of the Company and not otherwise an executive officer and employee of the Company shall receive on the date of the Annual Meeting of the Stockholders of the Company an option to purchase 5000 shares of Stock at a per share Exercise Price equal to the Market Value Per Share of the Stock on the date of such award."

         3. Section E of Article III of the Plan is hereby deleted in its entirety, and the following substituted in lieu thereof to constitute section E of said Article III from and after the effectiveness of this Amendment:

          E. Term. "The term of each option shall be for a period of ten years from the Grant Date specified in the Agreement. All options outstanding on the date the Plan terminates will remain outstanding and expire in accordance with the term specified in the Agreement."

          IN WITNESS WHEREOF, this Amendment is dated as of the 18th day of March, 1997.



                                   By:
                                      James H. Levi
                                      Chairman of the Board, President
                                      and Chief Executive Officer